                                                                   EXHIBIT 10.9

                      NOTE AND WARRANT PURCHASE AGREEMENT

     This Note and Warrant Purchase Agreement (this "Agreement") is made and
                                                     ---------
entered into as of October 10, 1997 between WorldRes, Inc., a California corporation (the "Company") located at 66 Bovet, Suite 100, San Mateo, CA 94402
                  -------
and the persons (the "Purchasers") listed on Exhibit A attached hereto (the
                      ----------             ---------
"Schedule of Purchasers").
 ----------------------

                                   SECTION 1

                    Authorization and Sale of the Securities
                    ----------------------------------------

     1.1  Authorization.  The Company has authorized the sale and issuance of
          -------------
(i) convertible subordinated promissory notes in the form attached hereto as Exhibit B (the "Notes") in an aggregate principal amount of up to $1,300,000,
---------       -----
and (ii) warrants in the form attached hereto as Exhibit C (the "Warrants") to
                                                 ---------       --------
purchase shares of capital stock of the Company issued in the Company's next Equity Financing (as defined below) at a per share exercise price equal to the per share purchase price of the securities issued in such financing. The shares of capital stock issuable upon conversion of the Notes are referred to as the "Conversion Shares." The shares of capital stock issuable upon exercise of the
 -----------------
Warrants are referred to herein as the "Warrant Shares." The Notes, the
                                        --------------
Warrants, the Conversion Shares and the Warrant Shares are hereinafter collectively referred to as the "Securities." For purposes of this Agreement,
                                 ----------
an "Equity Financing" shall mean a sale after the date hereof of shares of the
    ----------------
Company's equity securities which results in gross proceeds to the Company of not less than $4,000,000 (inclusive of the proceeds received by the Company from the sale of the Notes), in a single transaction or series of related transactions, to venture capital, corporate, institutional or private investors, including at least one institutional investor that was not a shareholder of the Company prior to the closing of such transaction.

     1.2  Sale of Notes and Warrants.  Subject to the terms and conditions
          --------------------------
hereof, the Company will issue and sell to the Purchasers, and the Purchasers will buy from the Company, Notes in the respective amounts specified opposite each Purchaser's name on the Schedule of Purchasers for the respective consideration specified next to each Purchaser's name. Further, the Company will issue and sell to each Purchaser, and each Purchaser will buy from the Company, a Warrant exercisable for a number of Warrant Shares equal to twenty percent (20%) of the outstanding principal balance of the Note held by such Purchaser (the "Warrant Coverage") divided by the per share purchase price of
                ----------------
the securities issued in the next Equity Financing. The purchase price for each Warrant shall be equal to $100.00 per $100,000 of Warrant Coverage.

     1.3  Equity Financing.  If an Equity Financing is completed while any Note
          ----------------
remains outstanding, then (a) all interest owing under any outstanding Note shall be paid by the Company, at its option, in cash or capital stock of the Company issued in the next Equity Financing and (b) each Purchaser shall cancel the then outstanding principal amount of all Notes then held by such Purchaser, in whole, at the closing of the next Equity Financing in payment of the purchase price for the Conversion Shares, and convert such indebtedness into such Conversion Shares at the same purchase price and upon the same terms as shares of capital stock are sold to purchasers in the next Equity Financing. At the closing of the next Equity Financing, each Purchaser shall execute a stock purchase agreement substantially similar to that executed by other purchasers in the next Equity Financing.

     1.4  Conditions to Closing of Equity Financing; Registration Rights.  The
          --------------------------------------------------------------
obligations of the Company to issue Conversion Shares, and the rights of each Purchaser to purchase such shares as described in Section 1.3 above, are subject to the conditions that:

          (a) The Company shall have obtained all requisite approvals of and made all required filings with applicable federal and state securities and corporate law authorities;

          (b) The Company shall have obtained all appropriate Board and shareholder consents, waivers and approvals required in connection with the transaction;

          (c) Each Purchaser and the Company shall have executed a stock purchase agreement covering the sale of the Conversion Shares substantially similar to that executed by the other purchasers in the next Equity Financing; and

          (d) Such stock purchase agreement (or other agreement executed concurrently therewith) shall grant each Purchaser rights with respect to registration under the Securities Act of 1933, as amended, of shares of Common Stock issued or issuable to such Purchaser upon conversion of the Conversion Shares and the Warrant Shares, which registration rights shall be substantially identical to those granted to the other purchasers in the next Equity Financing;

provided that the Company and the Purchaser will use their respective best efforts to ensure that the conditions set forth in this Section 1.4 are timely satisfied.

     1.5  Issuance of Securities on Conversion.  As soon as practicable after
          ------------------------------------
conversion of each Note, the Company at its expense will cause to be issued in the name of and delivered to the holder of the Note, a certificate or certificates for the number of fully paid and non-assessable Conversion Shares to which that holder shall be entitled on such conversion. No fractional shares will be issued on conversion of the Note. If on conversion of the Note a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable conversion price.

                                   SECTION 2

                             Closing Date: Delivery
                             ----------------------

     2.1  Closing Date of Note Financing.  The closing of the transactions
          ------------------------------
contemplated by this Agreement (the "Closing") shall be held at the offices of
                                     -------
Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, concurrently with the execution and delivery of this Agreement or at such other place and time as the Company and a majority of the Purchasers mutually agree upon orally or in writing.

     2.2  Delivery.  At the Closing, the Company will deliver to each Purchaser
          --------
a Note in the principal amount designated in the Schedule of Purchasers and a Warrant as set forth on the Schedule of Purchasers. Each Purchaser shall deliver to the Company by check or wire the amount designated in the Schedule of Purchasers. Warrants will be issued to the Purchasers in the manner set forth in Section 1.2.

                                   SECTION 3

                 Representations and Warranties of the Company
                 ---------------------------------------------

     The Company hereby represents, warrants and covenants to the Purchasers as follows:

     3.1  Organization and Standing.  The Company is a corporation duly
          -------------------------
organized and existing under, and by virtue of, the laws of the State of California and is in good standing under such laws.

     3.2  Corporate Power.  The Company has, and will have as of the Closing,
          ---------------
all requisite legal and corporate power to execute and deliver this Agreement, to sell and issue (or reserve for issuance) the Securities hereunder and to carry out and perform it obligations under the terms of this Agreement.

     3.3  Capitalization.  Immediately prior to the Closing, and other than as
          --------------
represented by the Notes, the Conversion Shares, the Warrants and the Warrant Shares, the authorized capital stock of the Company will consist of 10,000,000 shares of Common Stock, of which 762,144 shares are issued and outstanding, 550,000 shares have been reserved under the Company's 1995 Stock Plan, of which options to purchase 318,800 shares are outstanding under the Plan and options to purchase 173,056 shares are available for future grant, 4,165,840 shares of Preferred Stock, of which 474,536 shares are designated as Series A Preferred Stock, of which 437,199 shares are issued and outstanding and warrants to purchase 26,666 shares of Series A Preferred Stock are outstanding, and of which 1,845,652 shares are designated as Series B Preferred Stock, of which 1,422,481 shares are issued and outstanding and warrants to purchase 72,565 shares of Series B Preferred Stock are outstanding.

     3.4  Authorization.  All corporate action on the part of the Company, its
          -------------
officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Notes and the Warrants and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement, the Warrants, and the Notes, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Warrant Shares and the Conversion Shares, when issued in compliance with the provisions of this Agreement (assuming the Purchasers exercise the Warrants and convert the Conversion Shares pursuant to their terms), will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances created by the Company, provided, however, that the Securities may be subject to restrictions on transfer under state and or federal securities laws as set forth herein or otherwise required at the time a transfer is proposed.

                                   SECTION 4

                           Investment Representations
                           --------------------------

     Each of the Purchasers severally represents and warrants to the Company with respect to the purchase of the Securities that the Purchaser has the right and authority to enter into this Agreement and further represents as follows:

     4.1  Experience.  The Purchaser has sufficient knowledge and experience in
          ----------
investments of this type that it is capable of understanding and evaluating the merits and risks of this investment and has the ability to bear a complete loss of the investment. It has a preexisting relationship with one or more of the Company's directors or officers which enables it to judge the business and financial acumen of the person(s) with whom such relationship exists. The Purchaser is an "Accredited Investor" within the meaning of Securities and
                 -------------------
Exchange Commission Rule 501 of Regulation D, as presently in effect.

     4.2  Investment.  The Purchaser is acquiring the Securities for investment
          ----------
for his or its own account and not with the view to, or for resale in connection with, any distribution thereof. It understands that the securities to be purchased have not been registered under the Securities Act of 1933 (the "Securities Act") or qualified under the California Corporate Securities Law of
 --------------
1968 in reliance on specific exemptions from the registration and qualification provisions, respectively, thereunder which depend upon, among other things, the bona fide nature of the investment intent as expressed herein.

     4.3  Rule 144.  The Purchaser acknowledges that the Securities must be held
          --------
indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions including, among other things, the existence of a public market for the Securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being make through a "broker's transaction" or in transactions directly made with a "market maker" (as provided by Rule 144 (f)) and the number of shares being sold during any three-month period not exceeding specified limitations. The Purchaser is further aware that Rule 144(k) permits persons who have not been affiliates (as defined in Rule 144(a)) of the Company for at least three months and who have beneficially owned their shares for at least two years after full payment for such shares, to sell such shares without regard to the current public information, manner of sale and volume limitations described above.

     4.4  No Public Market.  The Purchaser understands that no public market now
          ----------------
exists for any of the Securities and that it is unlikely that any such public market will ever exist.

     4.5  Access to Data.  The Purchaser has had an opportunity to discuss the
          --------------
Company's business, operations and objectives with the Company's management.
The Purchaser understands that such discussions, as well as the written information given to the Purchaser by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material but were not necessarily a thorough or exhaustive description.

                                   SECTION 5

                      Conditions to Closing of Purchasers
                      -----------------------------------

     The Purchasers' obligations to complete the transactions contemplated by this Agreement at the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions:

     5.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made by the Company in Section 3 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

     5.2  Covenants.  All covenants, agreements and conditions contained in this
          ---------
Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

                                   SECTION 6

 Restrictions on Transferability of Securities: Compliance with Securities Act
 -----------------------------------------------------------------------------

     6.1  Restrictions on Transferability.  The Securities shall be transferable
          -------------------------------
only in accordance with the conditions specified in this Section 6, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each holder of Securities will cause a proposed transferee of any of the Securities held by such holder to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this
Section 6.

     6.2  Restrictive Legend.  Each certificate or instrument representing the
          ------------------
Securities shall (unless otherwise permitted by the provisions of Section 6.3 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION.

     In the event that a Purchaser satisfies the requirements of Rule 144(k), the Company will, upon request, remove the legend set forth above from such Purchaser's certificate; provided, however, that if the Company reasonably believes that an opinion of counsel for such Purchaser is necessary in order to determine that the requirements of Rule 144(k) have been satisfied, the Company shall request, and the Purchaser shall provide, such opinion prior to the removal of the legend.

     6.3  Notice of Proposed Transfers.  The holder of each certificate or
          ----------------------------
instrument representing Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 6.3. Prior to any proposed transfer of any Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by either (i) an unqualified written opinion of legal counsel, who shall be reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company's counsel, to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the
                                         ----------
transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such securities shall be entitled to transfer such securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Securities transferred as above shall bear the appropriate restrictive legend set forth in Section 6.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required (under Rule 144(k) or otherwise) in order to establish compliance with any provisions of the Securities Act. Notwithstanding the foregoing, no legal opinion or no-action letter need be obtained with respect to a transfer to (a) a partner, a partner of a partner or an affiliate of a partner, active or retired, of a holder of Securities, or (b) the estate of any such holder, if (i) the Company is notified in writing prior to such transfer and given such information regarding the transfer as it or its legal counsel may reasonably request, and (ii) the transferee agrees to be subject to the terms of this Agreement.

                                   SECTION 7

                                 Miscellaneous
                                 -------------

     7.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the internal laws of the State of California, without giving effect to the principles of conflict of laws thereof.

     7.2  Survival.  The representations, warranties, covenants and agreements
          --------
made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby.

     7.3  Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided however, that the rights of a Purchaser to purchase Securities shall not be assignable without the consent of the Company.

     7.4  Entire Agreement; Amendment.  This Agreement and the exhibits hereto
          ---------------------------
constitute the full and entire understanding and agreement between the parties with regard to the subject hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of in excess of 50% of the outstanding principal amount represented by the Notes may, with the consent of the Company, waive or amend, on behalf of all Purchasers, any provisions hereof.

     7.5  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth in the Company's records, or (b) if to any other holder of Securities purchased hereunder, at such address as such holder shall have furnished to the Company in writing in the manner provided in this Section, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Securities who has so furnished an address to the Company, or (c) if to the Company, to its address set forth on the cover page of this Agreement and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchasers by first class mail.

     7.6  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any Purchaser, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Purchaser, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under the Agreement, or by law or otherwise afforded to any holder shall be cumulative and not alternative.

     7.7  Expenses.  The Company and each Purchaser shall bear its or his own
          --------
expenses and legal fees incurred on its or his behalf with respect to this Agreement and the transactions contemplated hereby.

     7.8  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     7.9  Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue to full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                                WORLDRES, INC.



                                            By:     /s/ Gregory A. Jones
                                               -------------------------------
                                            Name:   Gregory A. Jones
                                                 -----------------------------
                                            Title:  President
                                                  ----------------------------

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                                WORLDRES, INC.



                                            By:_____________________________
                                            Name:___________________________
                                            Title:__________________________


THE PURCHASERS:                             Bayview Investors, Ltd



                                            By:    /s/ Molly Barger Wuthrich
                                               ------------------------------
                                            Name:  Molly Barger Wuthrich
                                                 ----------------------------
                                            Title: Managing Director
                                                  ---------------------------

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                                WORLDRES, INC.



                                            By:_____________________________
                                            Name:___________________________
                                            Title:__________________________
THE PURCHASERS:



                                            /s/ John Elliott, Jr.
                                            --------------------------------
                                            John Elliott, Jr.

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                    WORLDRES, INC.



                                By:________________________________
                                Name:______________________________
                                Title:_____________________________


THE PURCHASERS:


                                /s/ Matthew A. Gohd
                                -----------------------------------
                                Matthew A. Gohd

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                    WORLDRES, INC.



                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________


THE PURCHASERS:                 Fayez Sarofim Investment Partnership No. 5, L.P.



                                By:     /s/ Raye G. White
                                   ----------------------------------
                                Name:   Raye G. White
                                     --------------------------------
                                Title:  Executive Vice President,
                                      -------------------------------
                                        Secretary-Treasurer
                                        FSI No. 2 Corporation, General Partner

      The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                    WORLDRES, INC.



                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________


THE PURCHASERS:
                                /s/ Daniel C. Lynch
                                -------------------------------------
                                Daniel Lynch

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                    WORLDRES, INC.



                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________


THE PURCHASERS:
                                /s/ Philip J. Monego
                                -------------------------------------
                                Philip J. Monego, Sr.

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                    WORLDRES, INC.



                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________


THE PURCHASERS:                 Scripps Ventures, LLC



                                By:     /s/ Doug Stern
                                   ----------------------------------
                                Name:   Doug Stern
                                     --------------------------------
                                Title:   CEO
                                      -------------------------------

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                    WORLDRES, INC.



                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________


THE PURCHASERS:                 Technology Funding Partners III, L.P.

                                By:  Technology Funding Inc.,
                                     Managing General Partner


                                       By:     /s/ Peter H. Gardner
                                          ---------------------------
                                       Name:   Peter H. Gardner
                                            -------------------------
                                       Title:   Vice President
                                             ------------------------

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                    WORLDRES, INC.



                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________


THE PURCHASERS:                 Technology Funding Venture Partners IV, an
                                Aggressive Growth Fund, L.P.
                                By:  Technology Funding Inc.,
                                     Managing General Partner


                                By:     /s/ Peter H. Gardner
                                   ----------------------------------
                                Name:   Peter H. Gardner
                                     --------------------------------
                                Title:   Vice President
                                      -------------------------------

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                    WORLDRES, INC.



                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________


THE PURCHASERS:                 Technology Funding Venture Partners V, an
                                Aggressive Growth Fund, L.P.
                                By:  Technology Funding Inc.,
                                     Managing General Partner


                                By:     /s/ Peter H. Gardner
                                   ----------------------------------
                                Name:   Peter H. Gardner
                                     --------------------------------
                                Title:   Vice President
                                      -------------------------------

     The foregoing Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:                    WORLDRES, INC.



                                By:__________________________________
                                Name:________________________________
                                Title:_______________________________


THE PURCHASERS:


                                /s/ Steve Zuckerman
                                -------------------------------------
                                Steve Zuckerman

                                   EXHIBIT A
                                   ---------

                            Schedule of Purchasers

-----------------------------------------------------------------------------------------------------------------------
                                                 Amount of          Warrant          Warrant
                                                Convertible         Coverage         Purchase            Total
         Purchaser                            Promissory Note        Amount           Price           Amount Due
-----------------------------------------------------------------------------------------------------------------------
Bayview Investors, Ltd.                          $   36,364.00       $  7,272.80         $  7.27        $   36,371.27
-----------------------------------------------------------------------------------------------------------------------
John H. Elliott, Jr.                             $  100,000.00       $ 20,000.00         $ 20.00        $  100,020.00
-----------------------------------------------------------------------------------------------------------------------
Fayez Sarofim Investment Partnership             $  187,500.00       $ 37,500.00         $ 37.50        $  187,537.50
No. 5, L.P.
-----------------------------------------------------------------------------------------------------------------------
Matthew A. Gohd                                  $   13,000.00       $  2,600.00         $  2.60        $   13,002.60
-----------------------------------------------------------------------------------------------------------------------
Dan Lynch                                        $  120,000.00       $ 24,000.00         $ 24.00        $  120,024.00
-----------------------------------------------------------------------------------------------------------------------
Philip J. Monego, Sr.                            $  100,000.00       $ 20,000.00         $ 20.00        $  100,020.00
-----------------------------------------------------------------------------------------------------------------------
Scripps Ventures, LLC                            $  375,000.00       $ 75,000.00         $ 75.00        $  375,075.00
-----------------------------------------------------------------------------------------------------------------------
Technology Funding Partners III, L.P.            $  140,625.00       $ 28,125.00         $ 28.13        $  140,653.13
-----------------------------------------------------------------------------------------------------------------------
Technology Funding Venture Partners IV,          $   42,187.50       $  8,437.50         $  8.44        $   42,195.94
 an Aggressive Growth Fund, L.P.
-----------------------------------------------------------------------------------------------------------------------
Technology Funding Venture partners V,           $    4,687.50       $    937.50         $  0.94        $    4,688.44
an Aggressive Growth Fund, L.P.
-----------------------------------------------------------------------------------------------------------------------
Steve Zuckerman                                  $    4,046.17       $    809.23         $  0.81        $    4,046.98
-----------------------------------------------------------------------------------------------------------------------
                                TOTAL            $1,123,410.17       $224,682.03         $224.69        $1,123,634.86
-----------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------


                            Form of Promissory Note

     THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS NOTE TO THE SECRETARY OF THE CORPORATION.

$((NoteAmount))                                                   WorldRes, Inc.
                                                                October 10, 1997

               CONVERTIBLE SUBORDINATED PROMISSORY NOTE

     WorldRes, Inc., a California corporation (the "Maker"), for value received,
                                                    -----
promises to pay to ((Name)) (the "Creditor") the principal sum of
                                --------
((NoteAmountSpelled)) ($((NoteAmount))) together with interest from the date of this Note on the unpaid principal balance at a rate equal to 8.0% per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. Except as may be prohibited by the forms of subordination agreement requested by holders of Senior Indebtedness (as defined below), all principal and interest hereunder is payable on the earlier of (i) February 10, 1998, or
(ii) the closing date of the Maker's next Equity Financing (as that term is defined in that certain Note and Warrant Purchase Agreement of even date herewith between Maker, Creditor and certain others (the "Note Agreement")).
                                                          --------------

     The holder of this Note is entitled to the benefits and subject to certain obligations under the Note Agreement (including certain rights and obligations to convert this Note into securities of the Maker) and may enforce the agreements of the Maker contained therein and exercise the remedies provided for thereby. The benefits and rights of the holder are subject to certain conditions and restrictions also set forth in the Note Agreement, which conditions and restrictions may be enforced against the holder hereof.

     Payment shall be made in lawful tender of the United States and shall be credited first to accrued interest then due and payable with the remainder applied to principal. Prepayment of the principal, in whole or in part together with accrued interest, may be made at any time without penalty or premium, provided the Maker shall provide ten (10) business days prior written notice to the Creditor of the Maker's intent to prepay this Note and the Creditor shall have the right to convert this Note within such ten (10) business day period as provided above.

     Except as permitted in the forms of subordination agreement requested by holders of Senior Indebtedness, (i) no amount shall be paid by the Maker in respect of the principal of and interest on this Note at the time outstanding, and (ii) no other action prohibited by such subordination agreements shall be taken.

     This Note shall be subject to customary forms of subordination agreement requested from time to time by holders of Senior Indebtedness, and as a condition to the Creditor's rights hereunder, the Maker may require that the Creditor execute such forms of subordination agreement.

     "Senior Indebtedness" as used herein shall mean the principal of (and
      -------------------
premium, if any) and unpaid interest on, (i) indebtedness of the Maker or with respect to which the Maker is a guarantor to banks, insurance companies, lease financing institutions or other lending institutions regularly engaged in the business of lending money, which is for money borrowed (or purchase or lease of equipment in the case of lease financing) by the Maker, whether or not secured, under agreements in effect as of the date of this Note or amendments thereof, and (ii) such additional indebtedness as may subsequently be approved by the Board of Directors, including the approval of at least one director who has been designated as such by a "Purchaser," as such term is defined under the Note Agreement.

     No indebtedness which does not constitute Senior Indebtedness shall be senior in any respect to this Note.

     Subject to the payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of holders of Senior Indebtedness as set forth in the forms of subordination agreement requested by holders of Senior Indebtedness.

     If action is instituted to collect this Note, the Maker promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in connection with such action. The Maker hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

     Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Maker without the prior written consent of the holder except in connection with an assignment in whole to a successor corporation to the Maker in a merger of the Maker or a sale of all or substantially all of the Maker's property and assets and then only if the holder's rights hereunder are not impaired.

     This Note shall be construed in accordance with the laws of the state of California, without regard to the conflicts of law provisions of the state of California or of any other state.

     IN WITNESS WHEREOF, Maker and Creditor have each caused this Note to be signed in their respective names on the date first set forth above.

MAKER:                             WORLDRES, INC.



                                   By: _______________________________________
                                   Name: _____________________________________
                                   Title: ____________________________________

                                   Address:
                                   66 Bovet, Suite 100
                                   San Mateo, CA 94402


CREDITOR:                          ((SignatureBlock))

                                   Address:
                                   ___________________________________________
                                   ___________________________________________
                                   ___________________________________________

                                   EXHIBIT C
                                   ---------


                                Form of Warrant

     THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THIS WARRANT AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT TO THE SECRETARY OF THE CORPORATION.

                                WORLDRES, INC.
                            STOCK PURCHASE WARRANT

     This certifies that ((Name)) or assigns (the "Holder"), for value received,
                                                   ------
is entitled to purchase from WorldRes, Inc., a California corporation (the "Company"), a number of fully paid and nonassessable shares of the Company's
 -------
capital stock issuable in the next Equity Financing (as that term is defined in that certain Note and Warrant Purchase Agreement of even date herewith between Holder, the Company and certain others (the "Agreement")) equal to
                                             ---------
((WarrantAmountSpelled)) ($((WarrantAmount))) divided by the per share purchase price of such shares in the next Equity Financing at a per share purchase price equal to the per share purchase price of such shares in the next Equity Financing. The shares of the Company's capital stock for which this Warrant is exercisable are referred to herein as the "Warrant Shares" and the per share
                                           --------------
purchase price of such Warrant Shares is referred to herein as the "Stock
                                                                    -----
Purchase Price."  This Warrant may be exercised at any time or from time to time
--------------
up to and including 5:00 p.m. (Pacific time) on the fifth anniversary of the date hereof (the "Expiration Date"), unless this Warrant is earlier terminated
                  ---------------
pursuant to Section 8 hereof, upon surrender to the Company at its principal office at 66 Bovet, Suite 100, San Mateo, CA 94402 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of Warrant Shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the Warrant Shares are subject to adjustment as provided in Section 4 of this Warrant.

     This Warrant is subject to the following terms and conditions:

     1.   Exercise; Issuance of Certificates; Payment for Shares. This Warrant
          ------------------------------------------------------
is exercisable at the option of the Holder of record hereof, at any time or from time to time, up to the Expiration Date or the date of earlier termination pursuant to Section 8 hereof for all and any part of the Warrant Shares (but not for a fraction of a share). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the Warrant Shares, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the Warrant Shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time, not exceeding fifteen (15) days after the date of such surrender. Each stock certificate so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder.

     2.   Conversion of Warrant.
          ---------------------

          2.1  Right to Convert.  In addition to, and without limiting, the
               ----------------
other rights of the Holder hereunder, the Holder shall have the right (the "Conversion Right") to convert this Warrant or any part hereof into Warrant
 ----------------
Shares at any time and from time to time during the term hereof. Upon exercise of the Conversion Right, the Company shall deliver to the Holder, without payment by the Holder of any Stock Purchase Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

          X=Y (A-B)
            -------
               A

Where:    X=   The number of Warrant Shares to be issued to the Holder

          Y=   The number of Warrant Shares purchasable pursuant to this Warrant

          A=   The Fair Market Value of one Warrant Share as of the Conversion
               Date

          B=   The Stock Purchase Price

          2.2  Method of Exercise.  The Conversion Right may be exercised by the
               ------------------
Holder by the surrender of this Warrant to the Company at its principal office at the address indicated on the first paragraph of this Warrant, together with a written notice specifying that the Holder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the conversion notice, or on such later date as is specified in the conversion notice (the "Conversion Date") and, at
                                                    ---------------
the Holder's election, may be made contingent upon the closing of the Company's initial public offering of any securities pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act").
                                                   --------------
Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the Conversion Date. If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder.

          2.3  Fair Market Value.  "Fair Market Value" of a share of Warrant
               -----------------    -----------------
Shares or Common Stock (issued upon conversion thereof) as of a particular date means: (a) if traded on an exchange or quoted on The Nasdaq National Market, then the prior trading day's closing price, (b) if conversion is effective as of the closing of the Company's initial public offering of any securities pursuant to a registration statement under the Securities Act, the "price to public" specified for such shares in the final prospectus for such public offering, (c) if listed by the National Daily Quotation Service "Pink Sheets," then the average of the most-recently reported bid and ask prices and (d) otherwise, the price as determined in good faith by the Board of Directors of the Company.

     3.   Shares to be Fully Paid; Reservation of Shares.  The Company covenants
          ----------------------------------------------
and agrees that all Warrant Shares (and shares of its Common Stock reserved for issuance upon conversion of such Warrant Shares) which may be issued upon the exercise or conversion of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised or converted, the Company will use its best efforts to cause a sufficient number of shares of authorized but unissued capital stock (and shares of its Common Stock for issuance on conversion of such capital stock, if any) to be authorized when and as required to provide for the exercise or conversion of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of capital stock (and shares of Common Stock for issuance on conversion of such capital stock, if any) may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the stock may be listed. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as described in Section 4 hereof) if the total number of shares of capital stock issuable after such action upon exercise or conversion of all outstanding warrants, together with all shares of capital stock of the same class and series as such capital stock then outstanding and all shares of capital stock of the same class and series as such capital stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of capital stock of the same class and series as the Warrant Shares then authorized by the Company's Articles of Incorporation.

     4.   Adjustment of Stock Purchase Price and Number of Shares.   The Stock
          -------------------------------------------------------
Purchase Price and the number of shares purchasable upon the exercise or conversion of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          4.1  Subdivision or Combination of Stock.  In case the Company shall
               -----------------------------------
at any time subdivide any of its outstanding shares of the same class and series as the Warrant Shares into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case any outstanding shares of the same class and series as the Warrant Shares shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          4.2  Dividends, Reclassification.  If at any time or from time to time
               ---------------------------
any holders of securities of the same class and series as the Warrant Shares shall have received or become entitled to receive, without payment thereof,

               (A) any shares of the Company's Preferred Stock, Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

               (B) any cash paid or payable otherwise than as a regular periodic cash dividend at a rate which is substantially consistent with past practice (or, in the case of an initial dividend, at a rate which is substantially consistent with industry practice); or

               (C) any shares of the Company's Preferred Stock, Common Stock or other or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement; (other than shares of the same class and series as the Warrant Shares issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above), then and in each such case, the Holder hereof shall, upon the exercise or conversion of this Warrant, be entitled to receive, in addition to the number of shares of such capital stock receivable thereupon, and without payment of any additional consideration thereof, the amount of stock and other securities and property (including cash in the cases referred to in clauses (B) and (C) above) which such Holder would hold on the date of such exercise or conversion had he or it been the Holder of record of such capital stock as of the date on which holders of such capital stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

          4.3  Conversion or Redemption.  Should all of the Company's capital
               ------------------------
stock of the same class and series as the Warrant Shares be, or if outstanding would be, at any time prior to the expiration of this Warrant or any portion thereof, redeemed or converted into shares of the Company's Common Stock, then this Warrant shall immediately become exercisable or convertible for that number of shares of the Company's Common Stock equal to the number of shares of the Common Stock that would have been received if this Warrant had been exercised in full and the capital stock received thereupon had been simultaneously converted immediately prior to such event, and the Stock Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Stock Purchase Price of the maximum number of shares of capital stock for which this Warrant was exercisable or convertible immediately prior to such conversion or redemption, by (y) the number of shares of Common Stock for which this Warrant is exercisable or convertible immediately after such conversion or redemption.

          4.4  Other Notices.  If at any time:
               -------------

          (1) the Company shall declare any cash dividend upon its shares of the same class and series as the Warrant Shares;

          (2) the Company shall declare any dividend upon its shares of the same class and series as the Warrant Shares payable in stock or make any special dividend or other distribution to the holders of its shares of the same class and series as the Warrant Shares;

          (3) the Company shall offer for subscription pro rata to the holders of its shares of the same class and series as the Warrant Shares any additional shares of stock of any class or other rights;

          (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

          (6) the Company shall take or propose to take any other action, notice of which is actually provided to or is required to be provided, pursuant to any written agreement, to holders of its shares of the same class and series as the Warrant Shares, then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown of the books of the Company, (a) at least 20 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividends, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 20 days prior written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of shares of the same class and series as the Warrant Shares shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of shares of the same class and series as the Warrant Shares shall be entitled to exchange their stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

     5.   Issue Tax.  The issuance of certificates for shares of the Warrant
          ---------
Shares shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being transferred.

     6.   Closing of Books. The Company will at no time close its transfer books
          ----------------
against the transfer of any Warrant or of any shares of Warrant Shares in any manner which interferes with the timely exercise of this Warrant.

     7.   No Voting or Dividend Rights; Limitation of Liability.  Nothing
          -----------------------------------------------------
contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised or converted. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of capital stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     8.   Expiration. This Warrant shall expire upon the earlier to occur of (a)
          ----------
5:00 PM on the fifth anniversary of the date hereof, (b) the effective date of any merger in which the Company is not the surviving entity or in which shareholders of the Company prior to such merger hold less than 50% of the voting power of the capital stock of the Company after such merger, or the sale of all or substantially all of the Company's assets, or (c) the Company's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, at a public offering price of at least $10.00 per share (appropriately adjusted for stock dividends, stock splits, reverse stock splits, recapitalizations or similar transactions) with gross proceeds to the Company in excess of $15,000,000.

     9.   Warrants Transferable.  Subject to the provisions of the Agreement,
          ---------------------
this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each Holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the Holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as transfer hereof on the books of the Company any notice to the contrary notwithstanding, but, until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

     10.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
amended, waived or modified upon written consent of the Company and holders of in excess of 50% in interest of the Warrants issued pursuant to the Agreement, provided that all such Warrants are amended, waived or modified in a like manner.

     11.  Notices.  Any notice, request or other document required or permitted
          -------
to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated on the first paragraph of this Warrant.

     12.  Descriptive Headings and Governing Law.  The descriptive headings of
          --------------------------------------
the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without giving effect to the conflict of laws principles thereof.

     13.  Lost Warrants of Stock Certificates.  The Company represents and
          -----------------------------------
warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     14.  Fractional Shares.  No fractional shares shall be issued upon exercise
          -----------------
of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officers, effective as of October __, 1997.

THE COMPANY:                       WORLDRES, INC.

                                   By: _______________________________________
                                   Name: _____________________________________
                                   Title: ____________________________________

                             FORM OF SUBSCRIPTION
                 (To be signed only upon exercise of Warrant)


To: ____________________

     The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________________________________________ (_____________)
shares of ____________ Stock of WorldRes, Inc. and herewith makes payment of ____________________ Dollars ($__________) thereof, and requests that the certificates for such shares by issued in the name of, and delivered to ________________________________, whose address is ___________________________
_________________________________.

     The undersigned represents that it is acquiring such ________________ Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times by within its control).

     DATED: ___________________


                                        _____________________________________
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant)


                                        _____________________________________

                                        _____________________________________
                                        (Address)

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned, the Holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of ________________ Stock covered thereby set forth herein below, unto:

Name of Assignee                Address                         No. of Shares
----------------                -------                         -------------




                                   DATED: ___________________


                                   _______________________________
                                   (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)